Exhibit 10.76
FIFTH AMENDMENT TO CREDIT AGREEMENT
     FIFTH AMENDMENT TO CREDIT AGREEMENT, dated as of September 25, 2008 (this “Amendment”), among Herbalife International, Inc., a Nevada corporation (“Borrower”), Herbalife Ltd., a Cayman Islands exempted company with limited liability (“Holdings”), and the other guarantors identified as such on the signature pages hereto (together with Borrower and Holdings, the “Loan Parties”), the Lenders signatory hereto and Merrill Lynch Capital Corporation (“MLCC”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), in connection with that certain Credit Agreement, dated as of July 21, 2006, as amended by that certain First Amendment to Credit Agreement, dated as of June 21, 2007, that certain Second Amendment to Credit Agreement, dated as of September 17, 2007, that certain Third Amendment to Credit Agreement, dated as of November 30, 2007 and that certain Fourth Amendment to Credit Agreement, dated as of February 21, 2008 (as further amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), among the Loan Parties, the lenders party thereto from time to time (the “Lenders”), the Administrative Agent, and MLCC, as collateral agent for the Secured Parties (as defined in the Credit Agreement). Capitalized terms used herein but not otherwise defined herein shall have the meanings given such terms in the Credit Agreement.
W I T N E S S E T H:
     WHEREAS, the Loan Parties, the Lenders named therein, the Administrative Agent and the other parties thereto have entered into the Credit Agreement;
     WHEREAS, the Borrower has asked the Lenders to amend a certain provision of the Credit Agreement; and
     WHEREAS, the Lenders signatory hereto are willing to consent to such amendment on the terms and subject to the conditions set forth herein.
     NOW, THEREFORE, in consideration of the premises and the agreements herein contained, the Loan Parties, the Lenders signatory hereto and the Administrative Agent hereby agree as follows:
ARTICLE I
AMENDMENT TO CREDIT AGREEMENT
     Immediately upon the Effective Date (as defined in Article III below), the following amendment to the Credit Agreement shall become operative:
     Section 1.1 Section 6.07(c). Section 6.07(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
     (c) Limitation on Capital Expenditures. (i) Make any Capital Expenditures, other than Capital Expenditures made by Holdings and its Consolidated Subsidiaries (A) which in the aggregate do not exceed $62.5 million in any fiscal year, (B) for purposes of (i) acquiring the office buildings designated by Borrower to the Administrative Agent for an aggregate purchase price for all such acquisitions not to exceed $50.0 million and (ii) the build out and tenant improvements for the new leasehold interests contemplated by Section 6.01(e) which in the aggregate do not exceed $25.0 million, (C) for purposes of acquiring a corporate jet designated by Borrower to the Administrative Agent for an aggregate purchase price (including (i) fees and expenses related to such purchase and (ii) costs associated with retrofitting, refurbishing or otherwise modifying such airplane) not to exceed $20.0 million, (D) for purposes of costs associated with the implementation of a management information system designated by Borrower to the Administrative Agent for an aggregate purchase price (including fees and expenses related to such purchase) not to exceed $60.0 million, and (E) for purposes of acquiring a manufacturing facility designated by Borrower to the Administrative Agent for an aggregate purchase price (including (i) fees and expenses related to such purchase and (ii) costs associated with the build out of such manufacturing facility) not to exceed $40.0 million. (ii) Notwithstanding anything to the contrary contained in subclause (i)(A) above, to the extent that the Capital Expenditures made by Holdings and its Consolidated Subsidiaries pursuant to subclause (i)(A) above in any fiscal year are less than the amount permitted to be made in such fiscal year pursuant to subclause (i)(A) above (without giving effect to any additional amount available as a result of this clause (ii)), the amount of such difference may be carried forward and used to make Capital Expenditures pursuant to subclause (i)(A) above in the next succeeding fiscal year of Holdings.
ARTICLE II
CONDITIONS TO EFFECTIVENESS
     Immediately upon the satisfaction of all of the following conditions, the amendment contained in Article I of this Amendment shall become effective (the date on which the applicable conditions are satisfied being the “Effective Date”):
     (a) Amendment. The Administrative Agent shall have received a duly executed counterpart of this Amendment from each of the Loan Parties, the Administrative Agent and the Required Lenders.
     (b) Representations and Warranties. Each of the representations and warranties set forth in Article III of the Credit Agreement (as amended by this Amendment) or in any other Loan Document shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the Effective Date with the same effect as though made on and as of such Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case shall have been true and correct in all material respects (except that those that are qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of such earlier date).
     (c) Default. No Default or Event of Default shall have occurred and be continuing and no Default or Event of Default shall result from entering into this Amendment.

2

     (d) Officer’s Certificate. The Administrative Agent shall have received a certificate, dated the Effective Date and signed by a Financial Officer of Borrower, confirming compliance with the conditions precedent set forth in (b) and (c) of this Article III.
     (e) Requirements of Law. The Administrative Agent shall be satisfied that the Amendment shall be in full compliance with all material Requirements of Law, including Regulations T, U and X of the Board.
     (f) Patriot Act. The Administrative Agent shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the U.S.A. Patriot Act.
     (g) Fees and Expenses. The Borrower shall have paid all fees and expenses (including, without limitation, legal fees and expenses) payable pursuant to the Loan Documents that have been invoiced on or prior to the date hereof.
ARTICLE III
MISCELLANEOUS
     Section 3.1 Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any Agent or any Lender under the Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents in similar or different circumstances. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.
     Section 3.2 No Representations by Lenders or Agents. The Loan Parties hereby acknowledge that they have not relied on any representation, written or oral, express or implied, by any Lender or any Agent, in entering into this Amendment.
     Section 3.3 Representations of the Loan Parties. Each Loan Party represents and warrants to the Agents and the Lenders that (a) the execution, delivery and performance by it of this Amendment are within such entity’s powers and have been duly authorized by all necessary corporate, limited liability company or limited partnership action, (b) it has received all necessary governmental, regulatory or other approvals for the execution and delivery of this Amendment and the execution, delivery and performance by it of this Amendment do not and will not contravene or conflict with any provision of (i) any law, (ii) any judgment, decree or order or (iii) its articles of incorporation, bylaws, articles or certificate of formation, operating agreement or partnership agreement, (c) the execution, delivery and performance by it of this Amendment do not and will not contravene or conflict with or constitute a default under, or cause any lien to arise under, any provision of any material agreement or instrument binding upon any Loan Party or upon any of the respective property of a Loan Party and (d) this Amendment and the Credit Agreement, as amended by this Amendment, are legal, valid and binding obligations of

3

such entity, enforceable against it in accordance with their respective terms. Each Loan Party further represents and warrants to the Agents and the Lenders that (a) each of the representations and warranties set forth in Article III of the Credit Agreement (as amended by this Amendment) or in any other Loan Document are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” are true and correct in all respects) on and as of the Effective Date with the same effect as though made on and as of such Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case shall have been true and correct in all material respects (except that those that are qualified as to “materiality” or “Material Adverse Effect” are true and correct in all respects) on and as of such earlier date), (b) no Default or Event of Default has occurred and is continuing before or after giving effect to this Amendment, and (c) no Material Adverse Change has occurred since December 31, 2005.
     Section 3.4 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby and by the Credit Agreement.
     Section 3.5 Headings. Article and section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
     Section 3.6 Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
     Section 3.7 Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.
     Section 3.8 Costs and Expenses. Borrower agrees to pay all reasonable out-of-pocket expenses incurred by any Agent and in connection with the preparation, execution and delivery, administration of this Amendment and the other Loan Documents (whether or not the transactions hereby or thereby contemplated shall be consummated).
     Section 3.9 Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
     Section 3.10 Waiver. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR TO ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH

4

OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 3.9.
     Section 3.11 Ratification of Guarantees. Each Loan Party hereby consents to this Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of this Amendment, each of the Guarantees to which it is a party is, and shall continue to be, in full force and effect and each such Guarantee is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment, each reference in such Guarantees to the “Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment, and (b) the Security Documents to which it is a party and all of the Security Agreement Collateral described therein do, and shall continue to, secure the payment of all of the “Secured Obligations” (as defined in the Security Agreement).

5

     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.

HERBALIFE INTERNATIONAL, INC., a Nevada corporation, as Borrower
By:
Name:
Title:

WH CAPITAL CORPORATION, a Nevada corporation, as a Guarantor
By:
Name:
Title:

HERBALIFE INTERNATIONAL OF AMERICA, INC., a Nevada corporation, as a Guarantor
By:
Name:
Title:

HERBALIFE INTERNATIONAL OF EUROPE, INC., a California corporation, as a Guarantor
By:
Name:
Title:

HERBALIFE INTERNATIONAL COMMUNICATIONS, INC., a California corporation, as a Guarantor
By:
Name:
Title:

[Signature Page to Fifth Amendment to Credit Agreement]

HERBALIFE INTERNATIONAL DISTRIBUTION, INC., a California corporation, as a Guarantor
By:
Name:
Title:

HERBALIFE TAIWAN, INC., a California corporation, as a Guarantor
By:
Name:
Title:

HERBALIFE INTERNATIONAL (THAILAND), LTD., a California corporation, as a Guarantor
By:
Name:
Title:

HERBALIFE INTERNATIONAL DO BRASIL LTDA., a corporation dually organized in Brazil and Delaware, as a Guarantor
By:
Name:
Title:

HERBALIFE LTD., a Cayman Islands exempted company with limited liability, as a Guarantor
By:
Name:
Title:

[Signature Page to Fifth Amendment to Credit Agreement]

WH INTERMEDIATE HOLDINGS LTD., a Cayman Islands exempted company with limited liability, as a Guarantor
By:
Name:
Title:

HBL LTD., a Cayman Islands exempted company with limited liability, as a Guarantor
By:
Name:
Title:

HV HOLDINGS LTD., a Cayman Islands exempted company with limited liability, as a Guarantor
By:
Name:
Title:

HERBALIFE DISTRIBUTION LTD., a Cayman Islands exempted company with limited liability, as a Guarantor
By:
Name:
Title:

WH LUXEMBOURG HOLDINGS S.à.R.L., a Luxembourg corporation, as a Guarantor
By:
Name:
Title:

[Signature Page to Fifth Amendment to Credit Agreement]

HLF LUXEMBOURG HOLDINGS S.à R.L., a Luxembourg corporation, as a Guarantor
By:
Name:
Title:

WH LUXEMBOURG INTERMEDIATE HOLDINGS S.à.R.L., a Luxembourg corporation, as a Guarantor
By:
Name:
Title:

HERBALIFE INTERNATIONAL LUXEMBOURG S.à.R.L., a Luxembourg corporation, as a Guarantor
By:
Name:
Title:

HERBALIFE LUXEMBOURG DISTRIBUTION S.à.R.L., a Luxembourg corporation, as a Guarantor
By:
Name:
Title:

HERBALIFE OF JAPAN K.K. a corporation dually organized in Delaware and Japan, as a Guarantor
By:
Name:
Title:

[Signature Page to Fifth Amendment to Credit Agreement]

MERRILL LYNCH CAPITAL CORPORATION, as a Lender and Administrative Agent
By:
Name:
Title:

[Signature Page to Fifth Amendment to Credit Agreement]

,
as a Lender

By:
Name:
Title:

[Signature Page to Fifth Amendment to Credit Agreement]